UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2024

ADEIA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39304	84-4734590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 473-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	ADEA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On May 20, 2024, Adeia Inc. (the “Company”) entered into Amendment No. 3 to Credit Agreement (the “Amendment”) among the Company, the subsidiaries of the Company party thereto, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and the lenders party thereto, which amended the Credit Agreement, dated as of June 1, 2020 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 8, 2021, by Amendment No. 2 to Credit Agreement, dated as of May 30, 2023, and the Amendment, the “Credit Agreement”), by and among the Company, the lenders from time to time party thereto, the Administrative Agent and the Collateral Agent.

The Amendment reprices the entire amount of term loans issued under the Credit Agreement through a refinancing of the existing term loans with a new tranche of term loans (the “Refinancing Term B Loans”) in an aggregate principal amount of $561,125,000, and provides for, among other things, (i) a reduction of the interest rate margin applicable to such loans to (x) in the case of SOFR loans, 3.00% per annum and (y) in the case of base rate loans, 2.00% per annum, (ii) a reduction in the excess cash flow mandatory payment thresholds and (iii) a prepayment premium of 1.00% in connection with any repricing transaction with respect to the Refinancing Term B Loans within six months of the closing date of the Amendment. The Refinancing Term B Loans will mature on June 8, 2028, the same date upon which the existing term loans matured prior to giving effect to the Amendment.

The description of the Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Amendment No. 3 to Credit Agreement, dated as of May 20, 2024, among Adeia Inc., the subsidiaries of Adeia Inc. party thereto, Bank of America, N.A., as administrative agent and collateral agent, and the lenders party thereto (including Conformed Credit Agreement giving effect to Amendments).*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits to Exhibit 10.1 have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of the omitted exhibits upon request, provided that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024	ADEIA INC.

	By:	/s/ Keith A. Jones
	Name:	Keith A. Jones

	Title:	Chief Financial Officer